Exhibit 99.2

PENNYMAC FINANCIAL SERVICES, INC. 3 Q21 EARNINGS REPORT November 2021

PennyMac

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of the COVID-19 pandemic on our business; future loan origination, servicing and production; future loan delinquencies, forbearances and servicing advances; future early buyout activity; future changes in asset values and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; failure to modify, resell or refinance early buyout loans; changes in prevailing interest rates; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity to support business growth including compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

The Company's earnings materials contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

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3 THIRD QUARTER HIGHLIGHTS • Net income was $ 249.3 million, or diluted earnings per share (EPS) of $ 3.80; annualized return on average common stockholders’ equity (ROE) of 29% – Earnings reflect higher income from production against a normalizing origination market and strong core servicing results, partially offset by fair value declines on mortgage servicing rights (MSRs) and hedges – Book value per share increased 6 % to $ 58.00 from $54.49 at June 30, 2021 – Repurchased 4.2 million shares of PFSI’s common stock at a cost of $257.3 million; also repurchased an additional 1.4 million shares in October at a cost of $89.7 million – PFSI’s Board of Directors declared a third quarter cash dividend of $0.20 per share, payable on November 24, 2021, to common stockholders of record as of November 15, 2021 – Issued $500 million of 10 - year senior unsecured notes • Production segment pretax income was $ 330.6 million, up 35% from 2Q21 primarily driven by record volumes and higher margins in the consumer direct lending channel, and down 46 % from 3Q20 primarily as a result of a less favorable market – Consumer direct lock volume was a record $16.3 billion in unpaid principal balance (UPB), up 16 % from 2Q21 and up 50% from 3Q20 – Broker direct lock volume was $4.9 billion in UPB, up 8 % from 2Q21 and down 11 % from 3Q20 – Government correspondent lock volume was $16.2 billion in UPB, up 4% from 2Q21 and down 20 % from 3Q20 – Total loan acquisitions and originations were $ 59.1 billion in UPB, down 4 % from 2Q21 and up 9 % from 3Q20 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $ 28.6 billion in UPB, down 6 % from 2Q21 and up 5 % from 3Q20

4 THIRD QUARTER HIGHLIGHTS (CONTINUED) • Servicing segment pretax income was $8.0 million, down from $30.9 million in 2 Q21 and from $111.7 million in 3 Q20 – Pretax income excluding valuation - related items was $148.4 million (1) , down 15% from 2 Q21 driven by decreased income from loss mitigation activity – MSR fair value changes and hedging results impacted pretax income by $(151.9) million, or $(1.70) in earnings per share – Servicing portfolio grew to $ 495.4 billion in UPB, up 5 % from June 30, 2021 and 23% from September 30, 2020, driven by strong production volumes which more than offset elevated prepayment activity • Investment Management segment pretax income was $1.0 million, down from $4.1 million in 2 Q21 as incentive fees were not earned in 3Q21, and down from $3.3 million in 3 Q20 – Net assets under management (AUM) were $ 2.5 billion , up 6% from June 30, 2021, and up 9 % from September 30, 2020 (1) Excludes $65.5 million in MSR fair value declines, $86.5 million in hedging losses and a $11.5 million reversal related to provisions for losses on active loans. See slide 12 for additional details.

5 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30-year fixed rate mortgage Primary/secondary spread • Despite the increase in recent weeks, i nterest rates continue to be historically low and remain consistent with the projections of leading economists • Economic forecasts for 2022 total originations average $ 3.0 trillion, a large market by historical standards, supported by a purchase origination market expected to total a record $ 2.0 trillion ‒ PennyMac has historically over - indexed the purchase money market and is well - positioned as the largest producer of purchase - money loans in the U.S. (4) ($ in trillions) (2) (3) U.S. Mortgage Origination Market (1) Mortgage Rates Remain Historically Low ORIGINATION MARKET REMAINS HISTORICALLY LARGE (1) Actual originations: Inside Mortgage Finance. Forecasted originations: Average of Mortgage Bankers Association (10/17/21), Fannie Mae (10/11/21), and Freddie Mac (10/15/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 3.14 % as of 10/28/21 . (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (4) Inside Mortgage Finance $1.3 $1.5 $1.8 $2.0 $1.1 $2.6 $2.4 $1.1 $2.3 $4.1 $4.2 $3.0 2019 2020 2021E 2022E Purchase Refinance

DIRECT LENDING AND SERVICING ARE DRIVING PFSI'S PROFITABILITY


Production Pretax Income
($ in millions)
$179
$613
$244
$331
3Q19
3Q20
2Q21
3Q21
Estimated contribution from direct lending (Consumer and Broker)


Servicing Pretax Income
($ in millions)
$25
$180
$174
$148
$112
$31
$8
($18)
3Q19
3Q20
2Q21
3Q21
Pretax income
Pretax income excluding valuation-related changes (1)

- Our consumer direct lending channel remains a significant contributor to PFSI's sustained profitability
- Servicing income reflects growing portfolio, economies of scale and loss mitigation activities

PFSI's return on equity is expected to remain attractive and trend towards our pre-COVID average over time (2)

(1) Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for losses on active loans considered in the assessment of MSR fair value changes – see slide 12.
(2) See slide 19

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7 0.5% 0.5% 0.7% 0.9% 1.4% 2017 2018 2019 2020 9M21 10.5% 11.8% 14.9% 17.7% 17.7% 2017 2018 2019 2020 9M21 2.3% 2.8% 3.4% 3.7% 4.1% 12/31/17 12/31/18 12/31/19 12/31/20 9/30/21 0.3% 1.1% 2.2% 2.4% 2017 2018 2019 2020 9M21 N/A PENNYMAC CONTINUES TO GROW MARKET SHARE ACROSS ITS BUSINESSES Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $3.7 trillion in total ori gination volume for 9M21. For 9M21, we estimate the correspondent channel represented 21% of the overall origination market, retail represented 64% and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $ 495.4 billion divided by an estimated $ 12.0 trillion in mortgage debt outstanding as of June 30, 2021. Correspondent Market Share (1) Loan Servicing Market Share (1) Consumer Direct Market Share (1) Broker Direct Market Share (1)

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

Correspondent

(UPB in billions)



$54.5
$44.3
$46.7
$46.0
$44.0
$45.6
$27.4
$30.5
$28.6
$17.0
$16.2
$15.4
3Q20
2Q21
3Q21
Government loans(1)
Conventional loans for PMT(2)
Total locks(3)

Consumer Direct

(UPB in billions)



$10.9
$14.1
$16.3
$6.3
$10.7
$11.1
$3.1
$5.0
$6.2
$3.2
$5.7
$4.9
3Q20
2Q21
3Q21
Government loans
Conventional loans
Total locks

Broker Direct

(UPB in billions)



$5.5
$4.5
$4.9
$3.5
$4.0
$4.0
$2.7
$3.2
$3.1
$0.8
$0.7
$0.9
3Q20
2Q21
3Q21
Government loans
Conventional loans

October 2021

Locks: (UPB in billions)	$11.5
Acquisitions: (UPB in billions)	$12.9

October 2021

Locks: (UPB in billions)	$4.9
Originations: (UPB in billions)	$3.6
Committed pipeline(4): (UPB in billions)	$6.3

October 2021

Locks: (UPB in billions)	$1.5
Originations: (UPB in billions)	$1.3
Committed pipeline(4): (UPB in billions)	$1.6

Note: Figures may not sum due to rounding

(1) For government-insured loans, PFSI earns income from holding and selling or securitizing the loans

(2) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans

(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee

(4) Commitments to originate mortgage loans at specified terms at period end

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9 DRIVERS OF PRODUCTION SEGMENT PROFITABILITY (1) Expected revenue net of direct origination costs at time of lock (2) Reflects hedging, pricing and execution changes, timing of revenue recognition, and other items (3) Costs are fully allocated Production expenses net of Loan origination expense • Direct lending channels (consumer and broker direct) have outsized impact on Production earnings – represented 26% of fallout ad justed lock volume in 3Q21, but approximately 84% of segment pretax income • Production revenue margins were higher in both direct lending channels – revenue per fallout adjusted lock for PFSI’s own accoun t was 165 basis points in 3Q21, up from 154 basis points in 2Q21 • Costs (3) vary by channel – range from approximately 10 basis points in correspondent to 140 basis points in consumer direct; as the mix shift towards direct lending continues, production expenses as a percentage of fallout adjusted locks are expected to trend higher 3 Q20 2 Q21 3 Q21 Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Government Correspondent 18,315$ 64 117.3$ 15% 15,022$ 30 45.1$ 9% 15,661$ 27 42.9$ 8% Consumer Direct 8,208 543 445.7 57% 9,713 343 333.1 68% 11,678 382 446.7 80% Broker Direct 4,368 268 117.1 15% 3,560 71 25.4 5% 3,963 77 30.6 5% Other (2) n/a n/a 50.4 6% n/a n/a 32.8 7% n/a n/a (5.0) -1% Total PFSI account revenues (net of Loan origination expense) 30,891$ 236 730.5$ 93% 28,296$ 154 436.5$ 89% 31,303$ 165 515.2$ 92% PMT Conventional Correspondent 30,036 18 54.8 7% 29,279 18 54.0 11% 28,301 16 43.9 8% Total Production revenues (net of Loan origination expense) 129 785.3$ 100% 85 490.5$ 100% 94 559.1$ 100% Production expenses (less Loan origination expense) 28 172.1$ 22% 43 246.0$ 50% 38 228.5$ 41% Production segment pretax income 101 613.3$ 78% 42 244.4$ 50% 55 330.6$ 59% 59,604$ 60,927$ 57,575$

10 PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL Multi - channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio • PennyMac remains the largest correspondent aggregator in the U.S. • Purchase volume in 3Q21 was a record $28.9 billion, up from $27.4 billion in 2Q21 and $21.5 billion in 3Q20 • Drives servicing portfolio growth while generating additional leads for consumer direct • Profitability driven by low cost structure and operational excellence • Continue to originate and lock record volumes of loans ‒ Expanding opportunity to serve customers in our large and growing servicing portfolio ‒ Purchase lock volume in 3Q21 was a record $788 million, up from $740 million in 2Q21 and $474 million in 3Q20 ‒ New Customer Acquisition interest rate lock commitments in 3 Q21 totaled $2.0 billion, up from $1.5 billion in 2Q21 and $920 million in 3Q20 • Third quarter margins were higher than in 2Q21 and remain attractive • Future growth expected to be driven by the changing demands of our servicing portfolio customers as we leverage investments in technology and marketing • F unding volumes were essentially unchanged from 2Q21 • Approved brokers totaled 2,132 at September 30, 2021, or approximately 14% of the total population of brokers ‒ Approximately 15,000 brokers and non - delegated sellers active in the market • The channel remains competitive despite modest improvement in margins from 2Q21 levels • Optimistic for continued growth in the channel supported by significant investments in technology CORRESPONDENT CONSUMER DIRECT BROKER DIRECT

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $495.4 billion in UPB at September 30, 2021, up 5% Q/Q and 23% Y/Y
- Strong production volumes led to continued portfolio growth despite elevated prepayment activity
- Decrease in delinquency rates as borrowers continue to emerge from forbearance plans with the successful implementation of loss mitigation activities
- Decrease in EBO loan volume as a result of a declining population of loans eligible to be bought out

Selected Operational Metrics

	2Q 21	3Q 21
Loans serviced (in thousands)	2,058	2,111
60+ day delinquency rate - owned portfolio[1]	6.7%	6.1%
60+ day delinquency rate - sub-serviced portfolio[2]	1.6%	1.2%
Actual CPR - owned portfolio[1]	28.3%	27.2%
Actual CPR - sub-serviced[2]	24.7%	23.6%
UPB of completed modifications ($ in millions)[3]	$5,487	$4,700
EBO loan volume ($ in millions)[4]	$6,776	$5,514

Loan Servicing Portfolio Composition



(UPB in billions)
$401.9
$473.2
$495.4
9/30/20
6/30/21
9/30/21
Prime owned
Prime subserviced and other

Net Portfolio Growth



(UPB in billions)
$473.2
($36.9)
$59.1
$495.4
At 6/30/21
Runoff [5]
Additions from loan production [6]
At 9/30/21

[1] CPR = Conditional Prepayment Rate. Owned portfolio is predominantly government-insured and guaranteed loans under the FHA (41%), VA (35%), and USDA (8%) programs. Delinquency data based on loan count (i.e., not UPB).
[2] Represents PMT's MSRs. Excludes distressed loan investments
[3] UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
[4] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[5] Also includes loans sold with servicing released in connection with any asset sales by PMT
[6] Includes consumer and broker direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

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PennyMac

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	3Q 20		2Q 21		3Q 21	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 261.4	26.4	$ 264.7	22.9	$ 272.1	22.5
Realization of MSR cash flows	(90.2)	(9.1)	(85.7)	(7.4)	(82.2)	(6.8)
EBO loan-related revenue[2]	170.2	17.2	208.0	18.0	160.6	13.3
Servicing expenses:						
Operating expenses	(94.4)	(9.5)	(107.9)	(9.3)	(109.6)	(9.1)
Payoff-related expense[3]	(31.2)	(3.1)	(42.9)	(3.7)	(36.4)	(3.0)
Losses and provisions for defaulted loans	(13.0)	(1.3)	(16.5)	(1.4)	(15.7)	(1.3)
EBO loan transaction-related expense	(0.2)	(0.1)	(10.3)	(0.9)	(4.8)	(0.4)
Financing expenses:						
Interest on ESS	(2.1)	(0.2)	-	0.0	-	-
Interest to third parties	(20.1)	(2.0)	(35.1)	(3.0)	(35.6)	(2.9)
Pretax income excluding valuation-related changes	$ 179.5	18.1	$ 174.4	15.1	$ 148.4	12.3
Valuation-related changes						
MSR fair value[4]	(37.0)		(250.6)		(65.5)	
ESS liability fair value	3.1		-		-	
Hedging derivatives gains (losses)	6.5		91.1		(86.5)	
Provision for losses on active loans[5]	(40.5)		16.0		11.5	
Servicing segment pretax income	$ 111.7		$ 30.9		$ 8.0	
Average servicing portfolio UPB	$ 396,422		$ 461,499		$ 484,107	

- Operating revenue increased $7.4 million driven by an increase in servicing fees from a larger servicing portfolio; operating expenses as a percentage of average servicing portfolio UPB decreased
- EBO loan related revenue decreased $47.4 million driven by lower EBO-related activities
- Payoff-related expense from prepayments remains elevated but decreased $6.5 million
- Valuation-related changes include $11.5 million in reversals of provisions for losses on active loans

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

12

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS OVER TIME

MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
$1,964
$943
$405
$528
$607
$56
$331
($559)
($1,110)
($352)
($65)
($86)
2019
2020
1H21
3Q21

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 3Q21, MSR fair value decreased $65 million[1], comprised of:
  - $56 million in fair value gains due to increases in interest rates
  - $121 million in other valuation declines, primarily due to elevated levels of prepayment activity and increases to short-term prepayment projections
- $86 million from decreases in hedging results, comprised of:
  - $69 million in fair value declines primarily driven by increases in interest rates during the quarter
  - $17 million in declines due to hedge costs
- Strong production income driven by the continued growth of the consumer direct lending channel

[1] Before recognition of realization of cash flows

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TRENDS IN DELINQUENCIES, FORBEARANCE AND LOSS MITIGATION

30+ Day Delinquency Rate and Forbearance Trend[1]



7.2%
6.4%
15.1%
12.4%
14.1%
10.1%
12.6%
7.8%
10.2%
6.3%
9.0%
4.9%
8.3%
3.2%
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
Forbearance Rate
30+ Day Delinquency Rate

Forbearance Outcomes[2]



4.9%
0.6%
1.7%
0.2%
0.1%
2.4%
0.8%
3.2%
6/30/21
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
9/30/21
Beginning period forbearance
Ending period forbearance

- In PFSI's predominately government MSR portfolio, approximately 257,000 borrowers have been enrolled in a forbearance plan related to COVID-19 since the enactment of the CARES Act
  - Through September 30, approximately 216,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full
- Servicing advances outstanding increased to approximately $430 million at September 30, 2021 from $424 million at June 30, 2021
  - Advances are expected to increase as many property tax payments become due toward the end of the calendar year
  - No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations
- Of the 0.6% reduction in forbearance related to re-performance
  - 0.2% were forbearances that remained current or went delinquent and subsequently became current
  - 0.4% were FHA Partial Claims or completed modifications

Note: Figures may not sum due to rounding

(1) Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e. not UPB). As of 9/30/21, 30+ day delinquency units amounted to 108,280, forbearance units amounted to 41,423, total portfolio units were 1,307,230, and portfolio UPB was $277 billion.

(2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance.

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15 INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS • Net AUM as of September 30, 2021 were $2.5 billion, up 6 % from June 30, 2021, and up 9 % from September 30, 2020 ‒ Increase in AUM due to PMT’s sale of $250 million in preferred shares • Investment M anagement segment revenues were $9.8 million, down 28% from 2Q21 and unchanged from 3 Q20 ‒ No incentive fee was earned for PMT’s performance this quarter $9.9 Investment Management Revenues ($ in millions) Investment Management AUM ($ in b illions) $2.3 $2.3 $2.5 9/30/20 6/30/21 9/30/21 $10.2 $10.1 $3.3 ($0.3) $9.8 $13.5 $9.8 3Q20 2Q21 3Q21 Base management fees & other revenue Performance incentive

APPENDIX

17 $197 billion in 2020 $ 495 billion outstanding IN SER VIC ING (1) YEARS FOR PFSI AS A PUBLIC COMPANY 8 13 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL GROWTH POTENTIAL # 6 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are as of 9/30/21. (1) Inside Mortgage Finance for the year ended or as of 9/30/21 $ 2.5 billion in assets under management 12 - year track record 2+ million customers $ 187 billion in 9M21

18 OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers - PFSI earns gains on delegated government - insured and non - delegated loans - Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government - insured loans Broker direct origination launched in 2018 LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: - GSE credit risk transfer investments - MSR investments - Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment

19 48% 75% 64% 61% 73% 80% 63% 40% 44% 40% 58% 53% 49% 63% 71% 54% 36% 39% 2013 2014 2015 2016 2017 2018 2019 2020 9M21 PFSI Purchase Mix Industry Purchase Mix $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.2 2013 2014 2015 2016 2017 2018 2019 2020 2021E U.S. Origination Market (in trillions) 0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield 11% 19% 20% 22% 26% 13% 22% 61% 32% 2013 2014 2015 2016 2017 2018 2019 2020 9M21 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) Average: 25% PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS (1) (4) Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (2) (3) 9M2 1 (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Bloomberg (3) Inside Mortgage Finance. Full year 2021 estimate is an average of Mortgage Bankers Association (10/17/21 ), Fannie Mae (10/11/21 ), and Freddie Mac (10/15/21 ) forecasts. (4) Inside Mortgage Finance for historical data. Industry purchase mix for 3Q 21 represents the average of Mortgage Bankers Association (10/17/21 ), Fannie Mae (10/11/21 ), and Freddie Mac (10/15/21 ) estimates.

20 0.0% 1.0% 2.0% 3.0% 4.0% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS (1) Freddie Mac Primary Mortgage Market Survey. 3.14% as of 10/28/21 (2) U.S. Department of the Treasury. 1.58% as of 10/8/21 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case - Schiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 8 /31/21. Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance. Average 30 - year fixed rate mortgage (1) 10 - year Treasury Bond Yield (2) Macroeconomic Metrics (3) 3.01% 3.02% 1.49% 1.47% Footnotes 9/30/2012/31/203/31/216/30/219/30/21 10-year Treasury bond yield 0.68% 0.91% 1.74% 1.47% 1.49% 2/10 year Treasury yield spread 0.56% 0.79% 1.58% 1.22% 1.21% 30-year fixed rate mortgage 2.90% 2.67% 3.17% 3.02% 3.01% Secondary mortgage rate 1.42% 1.34% 1.97% 1.87% 1.97% U.S. home price appreciation (Y/Y % change) 7.0% 10.4% 13.3% 18.7% 18.5% Residential mortgage originations (in billions) $1,155 $1,265 $1,305 $1,230 $1,195

21 PFSI’s BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, consumer direct and broker direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • In the event of higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 2 nd largest in the U.S. (1) Loan Servicing 6 th largest in the U.S. (1) (1) Inside Mortgage Finance for the year ended or as of September 30, 2021. Includes volume fulfilled or subserviced for PMT. In both businesses, scale and efficiency are critical for success

PennyMac®

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM GROWTH

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2014
- Continued organic growth and servicing portfolio UPB reaches $100 billion[1]

2015
- PFSI stockholders' equity surpasses $1 billion

2016
- Substantial growth in PFSI's consumer direct capacity

2017
- PFSI issued MSR-backed term notes

2018
- PFSI launched broker-direct lending channel
- PFSI completes corporate reorganization

2019
- Achieved position as the largest correspondent aggregator in the U.S.
- PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020
- Record production volumes across all channels; nearly $200 billion in UPB[1]
- PFSI issued inaugural unsecured Senior Notes of $650 million

2021
- PFSI issued an additional $1.15 billion of unsecured Senior Notes
- Servicing portfolio surpasses 2 million customers[1]

- **Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners**
  - **Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes**
- **Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control**

[1] All figures are for PFSI and include volume fulfilled or subserviced for PMT.

22

23 MSR ASSET VALUATION Mortgage Servicing Rights (1) Weighted average Pool UPB $259,221 Coupon (1) 3.2% Servicing fee/spread (1) 0.34% Prepayment speed assumption (CPR) (1) 10.3% Fair value $3,611.1 As a multiple of servicing fee 4.12 September 30, 2021 Unaudited ($ in millions)

24 ACQUISITIONS AND ORIGINATIONS BY PRODUCT First Lien Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 3Q20 4Q20 1Q21 2Q21 3Q21 Correspondent Acquisitions Conventional Conforming 27,351$ 37,986$ 33,762$ 30,479$ 28,605$ Government 16,977 18,923 17,440 16,175 15,375 Total 44,328$ 56,908$ 51,202$ 46,654$ 43,980$ Consumer Direct Originations Conventional Conforming 3,091$ 3,659$ 4,634$ 5,012$ 6,200$ Government 3,240 4,356 6,023 5,661 4,932 Total 6,331$ 8,015$ 10,657$ 10,672$ 11,131$ Broker Direct Originations Conventional Conforming 2,657$ 3,527$ 3,959$ 3,246$ 3,086$ Government 845 956 1,158 728 902 Total 3,502$ 4,484$ 5,117$ 3,974$ 3,988$ Total acquisitions/originations 54,161$ 69,407$ 66,976$ 61,300$ 59,099$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 27,351$ 37,986$ 33,762$ 30,479$ 28,605$

25 INTEREST RATE LOCKS BY PRODUCT First Lien Locks Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 3Q20 4Q20 1Q21 2Q21 3Q21 Correspondent Locks Conventional Conforming 34,363$ 39,451$ 33,998$ 30,332$ 29,411$ Government 20,167 19,728 17,064 15,657 16,230 Total 54,531$ 59,179$ 51,062$ 45,990$ 45,641$ Consumer Direct Locks Conventional Conforming 5,699$ 5,711$ 6,337$ 7,486$ 9,625$ Government 5,207 7,126 7,047 6,621 6,701 Total 10,906$ 12,837$ 13,384$ 14,108$ 16,326$ Broker Direct Locks Conventional Conforming 4,236$ 4,375$ 4,634$ 3,387$ 3,745$ Government 1,256 1,341 1,036 1,119 1,131 Total 5,492$ 5,716$ 5,671$ 4,506$ 4,876$ Total locks 70,928$ 77,731$ 70,117$ 64,604$ 66,843$

26 CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD Correspondent Consumer Direct Broker Direct 3Q20 4Q20 1Q21 2Q21 3Q21 3Q20 4Q20 1Q21 2Q21 3Q21 Government-insured 715 714 707 702 700 Government-insured 37 36 37 42 42 Conventional 772 768 761 757 755 Conventional 32 33 34 34 35 Weighted Average FICO Weighted Average DTI 3Q20 4Q20 1Q21 2Q21 3Q21 3Q20 4Q20 1Q21 2Q21 3Q21 Government-insured 719 720 719 708 706 Government-insured 40 39 39 39 40 Conventional 756 759 757 748 744 Conventional 32 32 32 33 33 Weighted Average FICO Weighted Average DTI 3Q20 4Q20 1Q21 2Q21 3Q21 3Q20 4Q20 1Q21 2Q21 3Q21 Government-insured 756 753 743 726 731 Government-insured 45 43 43 43 42 Conventional 770 768 767 760 760 Conventional 32 32 33 34 34 Weighted Average FICO Weighted Average DTI